--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 18, 2004

                                   MAXXAM INC.
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                     1-3924
                            (Commission File Number)

                                   95-2078752
                     (I.R.S. Employer Identification Number)

            5847 SAN FELIPE, SUITE 2600                            77057
                  HOUSTON, TEXAS                                (Zip Code)
     (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On February 18, 2004, The Pacific Lumber Company, an indirect wholly owned subsidiary of the Registrant ("Pacific Lumber"), announced a $25 million project to expand its milling facilities in Scotia, California (see Exhibit 99.1). Pacific
Lumber also announced the completion of a $5 million high speed planer now in operation at the same facility (see Exhibit 99.2). Funds for the sawmill expansion will be provided by existing resources as well as a new credit facility.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          MAXXAM INC.
                                                         (Registrant)

Date: February 20, 2004           By:                /s/ Bernard L. Birkel
                                     --------------------------------------------------------
                                                       Bernard L. Birkel
                                        Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1: Press Release issued on February 18, 2004

Exhibit 99.2:  Press Release issued on February 18, 2004